QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
(Including the Associated Preferred Stock Purchase Rights)
of
SEPRACOR INC.
Pursuant to the Offer to Purchase dated September 15, 2009
by
APTIOM, INC.
an indirect wholly-owned subsidiary of
DAINIPPON SUMITOMO PHARMA CO., LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, OCTOBER 13, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	By facsimile transmission:	If delivering by overnight courier:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institution Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

ALL QUESTIONS REGARDING THE OFFER AND ALL REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE INFORMATION AGENT, GEORGESON INC., OR THE DEALER MANAGER, THOMAS WEISEL PARTNERS LLC, AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL AND ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, FOR THE DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY.

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

COY SEPR VOLUNTARY CORPORATE ACTION

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional signed list if necessary) See Instruction 3.

	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total

*
Need not be completed by stockholders tendering by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.10, of Sepracor, represented by any certificates described above are being tendered. See Instruction 4.

You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the substitute W-9 set forth below (or, in the case of a Non-U.S. person, the appropriate type of Form W-8), if required.

The Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Shares (as defined below) in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the account of Computershare Trust Company, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Holders of outstanding shares of common stock, par value $0.10 per share (together with the associated preferred stock purchase rights, each a "Share" and collectively, the "Shares"), of Sepracor Inc., a Delaware corporation, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the Offer (as defined below), or who cannot comply with the procedures for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

COY SEPR VOLUNTARY CORPORATE ACTION

☐
CHECK HERE IF TENDER IS BEING MADE OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN SHARE CERTIFICATE(S). SEE INSTRUCTION 9.

Number of Shares represented by lost, destroyed or stolen Share Certificate(s):

☐
CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer check box: ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

COY SEPR VOLUNTARY CORPORATE ACTION

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY, SIGN AND COMPLETE THIS LETTER OF TRANSMITTAL AND THE ENCLOSED SUBSTITUTE FORM W-9 (OR, IN THE CASE OF A NON-U.S. PERSON, THE APPROPRIATE TYPE OF FORM W-8)

Ladies and Gentlemen:

The undersigned hereby tenders to Aptiom, Inc., a Delaware corporation ("Offeror") and an indirect wholly-owned subsidiary of Dainippon Sumitomo Pharma Co., Ltd., a joint stock corporation organized under the laws of Japan ("DSP"), the above-described shares of common stock, par value $0.10 per share (including the associated preferred stock purchase rights, each a "Share" and collectively, the "Shares"), of Sepracor Inc., a Delaware corporation ("Sepracor"), pursuant to Offeror's offer to purchase all outstanding Shares at $23.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 15, 2009, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). The Offer expires at 12:00 Midnight, New York City time, on Tuesday, October 13, 2009, unless extended by Offeror as described in the Offer to Purchase (as extended, the "Expiration Date").

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after September 15, 2009) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of Sepracor and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Offeror and designees of Offeror, such designees to include Nobuhiko Tamura and Jane Mathews, in their respective capacities as officers or designees of Offeror, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Offeror prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after September 15, 2009), at any meeting of stockholders of Sepracor (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after September 15, 2009) and that when the same are accepted for payment by Offeror, Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

COY SEPR VOLUNTARY CORPORATE ACTION

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Agreement and Plan of Merger, dated as of September 3, 2009, by and among DSP, Offeror and Sepracor, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for payment any of the Shares so tendered.

COY SEPR VOLUNTARY CORPORATE ACTION

 SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

        To be completed ONLY if (i) the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or (ii) certificates for Shares not tendered or not purchased are, in either case, to be issued in the name of someone other than the undersigned (or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at Book-Entry Transfer Facility other than that designated above).

Issue        ☐ Check    ☐ Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Tax ID or Social Security Number(s)) (See Substitute Form W-9)
☐
Credit unpurchased Shares delivered by book-entry transfer to DTC account set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

        To be completed ONLY if (i) the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or (ii) certificates for Shares not tendered or not purchased are, in either case, to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail        ☐ Check    ☐ Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)
(Tax ID or Social Security Num- ber(s)) (See Sub- stitute Form W-9)

COY SEPR VOLUNTARY CORPORATE ACTION

PLEASE SIGN ON THIS PAGE
(To be completed by all stockholders tendering Shares regardless of whether
Shares are being physically delivered herewith)

X	(Signature(s) of Registered Holder(s) or Authorized Signatory)
X

Dated:	, 2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Complete Substitute Form W-9 at the End of this Letter of Transmittal)

COY SEPR VOLUNTARY CORPORATE ACTION

 GUARANTEE OF SIGNATURE(S)
(If required; see Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY
PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name(s):
(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Dated:	, 2009

COY SEPR VOLUNTARY CORPORATE ACTION

TO BE COMPLETED BY HOLDERS THAT ARE U.S. PERSONS
(INCLUDING U.S. RESIDENT ALIENS)
(See Instruction 8 and "Guidelines for Certification of TIN on Substitute Form W-9" below)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service
	PART I—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions.	Social Security Number(s) OR Employer Identification Number(s) (If awaiting TIN, write "Applied For")
Payer's Request for Taxpayer Identification Number (TIN) and Certification

Please Fill in Your Name, Address and Status Below	PART II — ☐ Check this box if you are exempt from backup withholding.

Name:	PART III — CERTIFICATION:
Address (Number and Street)	UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
City, State and Zip Code	(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
Status (individual, corporation, partnership, other)	(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3)	I am a U.S. person (including a U.S. resident alien).

Signature:	Date:

CERTIFICATION GUIDELINES — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions.)

COY SEPR VOLUNTARY CORPORATE ACTION

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature:	Date:

FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COY SEPR VOLUNTARY CORPORATE ACTION

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically ("Book-Entry Confirmation"), as well as a properly completed and duly executed Letter of Transmittal together with any required signature guarantees (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date (i.e., stockholders whose certificates for Shares are not immediately available, stockholders who cannot deliver their certificates or who cannot comply with the procedures for book-entry transfer by the Expiration Date) may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such guaranteed delivery procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Offeror with the Offer to Purchase must be received by the Depositary by the Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal together with any required signature guarantees (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of Shares in this Letter of Transmittal and all other required documents, including the method of delivery through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholder. Delivery of all such documents will be deemed made and risk of loss of the share certificates shall pass only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If certificates for Shares are sent by mail, it is recommended that all such documents be sent by properly insured registered mail, with return receipt requested, to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions", as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

COY SEPR VOLUNTARY CORPORATE ACTION

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted.

6.    Stock Transfer Taxes.    Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price by the Depositary unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.    Substitute Form W-9.    Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above (or other applicable form) or otherwise establishing an exemption from backup withholding. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number by the stockholder or payee, then such stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service, in addition to any criminal penalty provided by law. Certain stockholders or payees (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign individual stockholders, should furnish their taxpayer

COY SEPR VOLUNTARY CORPORATE ACTION

identification number, check the "exempt" box in Part II of the Substitute Form W-9 above, sign and date the form, and return it to the Depositary. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN Certificate of Foreign Status (or other applicable Form W-8) to the Depositary, signed under penalties of perjury, attesting to that individual's exempt status. Such Form W-8BEN certificates can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and have to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service in a timely manner. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

A STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling Computershare Trust Company, N.A. at 800-546-5141. The Depositary will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to give the Depositary, Offeror or DSP a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

10.    Waiver of Conditions.    Offeror reserves the right to waive any of the specified conditions in the Offer in the case of any Shares tendered.

11.    Determination of Validity.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Offeror, in its sole discretion, which determination shall be final and binding on all parties. Offeror reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. It also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

12.    Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back of this Letter of Transmittal.

Important: This Letter of Transmittal (or a facsimile hereof), together with any signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be delivered pursuant to the procedures for book-entry transfer on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

Questions and requests for assistance may be directed to Georgeson Inc., our information agent (the "Information Agent"), or to Thomas Weisel Partners LLC, our dealer manager (the "Dealer Manager"), at their respective addresses and telephone numbers, in each case, set forth below. Additional copies of this Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from your broker, dealer, bank, trust company or other nominee. Stockholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

COY SEPR VOLUNTARY CORPORATE ACTION

The Information Agent for the Offer is:

199 Water Street — 26th Floor
New York, NY 10038
Banks and Brokers Call: (212) 440-9800
Call Toll Free: 888-877-5330

The Dealer Manager for the Offer is:

Thomas Weisel Partners LLC
One Montgomery Street
San Francisco, CA 94104
Local Number: (415) 364-2663
Toll-Free Number: (866) 897-2663

COY SEPR VOLUNTARY CORPORATE ACTION

QuickLinks

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
GUARANTEE OF SIGNATURE(S) (If required; see Instructions 1 and 5)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY PLACE MEDALLION GUARANTEE IN SPACE BELOW
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer